NUVEEN CORE BOND FUND

NUVEEN CORE PLUS BOND FUND

NUVEEN HIGH INCOME BOND FUND

NUVEEN INFLATION PROTECTED SECURITIES FUND

NUVEEN INTERMEDIATE GOVERNMENT BOND FUND

NUVEEN SHORT TERM BOND FUND

NUVEEN STRATEGIC INCOME FUND

SUPPLEMENT DATED AUGUST 28, 2014

TO THE STATEMENT OF ADDITIONAL INFORMATION

DATED OCTOBER 31, 2013

The second paragraph of the section “Purchase and Redemption of Fund Shares—Class C Shares” is deleted in its entirety and replaced with the following paragraph:

Class C share purchase orders equaling or exceeding $1,000,000 will not be accepted. Effective October 1, 2014, such limit will be lowered to $250,000 for Nuveen Short Term Bond Fund. In addition, Class C share purchase orders for a single purchaser that, when added to the value that day of all of such purchaser’s shares of any class of any Nuveen Mutual Fund, cause the purchaser’s cumulative total of shares in Nuveen Mutual Funds to equal or exceed $1,000,000 will not be accepted. Your financial intermediary may set a lower maximum for Class C shares. Shareholders purchasing Class C shares should consider whether they would qualify for a reduced or eliminated sales charge on Class A shares that would make purchasing Class A shares a better choice. Class A share sales charges can be reduced or eliminated based on the size of the purchase, or pursuant to a letter of intent or rights of accumulation. See “Reduction or Elimination of Up-Front Sales Charge on Class A Shares” above.

PLEASE KEEP THIS WITH YOUR

FUND’S STATEMENT OF ADDITIONAL INFORMATION

FOR FUTURE REFERENCE

MGN-STBSAI-0814P